UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – November 30, 2015

Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015

Total
Returns
Vanguard Wellington Fund
Investor Shares	1.22%
Admiral™ Shares	1.31
Wellington Composite Index	2.47
Mixed-Asset Target Allocation Growth Funds Average	-0.57
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$41.02	$39.00	$0.995	$1.502
Admiral Shares	70.85	67.36	1.776	2.594

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended November 30, 2015, Vanguard Wellington Fund returned about 1%. The fund finished behind its benchmark, the Wellington Composite Index, but ahead of the average return of its peers.

Your fund is made up of two parts: an equity portfolio and a fixed income portfolio. The equity portfolio—which accounts for about 65% of assets—lagged its benchmark, the Standard & Poor’s 500 Index, for the period. Stocks in the information technology, financial, and health care sectors were the fund’s top contributors. Holdings in consumer discretionary hurt performance relative to the index.

The Wellington Fund’s fixed income portfolio, which accounts for about 35% of assets, outpaced its benchmark, the Barclays U.S. Credit A or Better Bond Index. As of November 30, the fund’s 30day SEC yield was 2.43% for Investor Shares and 2.52% for Admiral Shares, compared with 2.14% for Investor Shares and 2.22% for Admiral Shares a year earlier.

The broad U.S. stock market produced modest returns
U.S. stocks traveled a rocky route on their way to returns that approached 3% for the period. Most of the turmoil came in late summer; markets tumbled in August and September amid fears about the ripple effects of China’s slowing economic growth.

Stocks recovered markedly in October and stood firm in November. Central banks in Europe and Asia discussed or enacted more stimulus measures to combat weak growth and low inflation.

International stocks returned about –6% as the dollar’s strength hurt results. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Bonds managed slight gains as investors waited for the Fed
Bond returns were muted over the fiscal year as markets digested the Federal Reserve’s latest statements about the timing of a potential rise in shortterm interest rates. (In midDecember, after the close of the reporting period, the Fed raised its target for shortterm rates to 0.25%–0.5%.) Investors seemed to alternately seek and shun safehaven assets, depending on stock market volatility at the time.

The broad U.S. taxable bond market returned 0.97%, with income providing the gain. The yield of the 10year Treasury note ended November at 2.22%, down from 2.25% a year earlier.

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	0.50%	1.02%	1.64%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –8.29%, hindered by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s 0%–0.25% target for shortterm rates continued to limit returns for money market funds and savings accounts.

Consumer discretionary hindered the fund’s relative stock results
The broadly diversified Wellington Fund invests in about 100 stocks and 800 bonds across all market sectors. Combining stocks and bonds in a diversified portfolio can help reduce volatility and smooth the path to investors’ longterm financial goals.

For the most recent fiscal year, the fund’s stock portfolio returned 1.02%. Results among the ten market sectors were mixed, with half posting gains. Stocks of information technology, financial, and health care companies were top contributors to performance.

Technology gains were broadbased, with internet, IT services, and software companies adding most to performance. In financials, banks and insurance firms added the most to the fund’s result, while in health care, insurers and prescription drug distributors bolstered the fund’s return.

Hurt by a steep slide in oil prices, energy stocks weighed heaviest on results. The drop in commodity prices also hurt results in industrials and materials.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.26%	0.18%	0.96%

The fund expense ratios shown are from the prospectus dated March 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the fund’s expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mixed-Asset Target Allocation Growth Funds.

As I mentioned, the fund’s equity portfolio trailed the S&P 500 Index, which returned 2.75%. This underperformance can be attributed in large part to disappointing results in the consumer discretionary sector, where the fund’s return was considerably behind that of the benchmark.

Bond returns were modest. The fund’s fixed income portfolio—which is composed of investmentgrade corporate and U.S. government bonds—returned 1.53%, a step ahead of the 1.28% return of its benchmark. The fund’s outperformance was due mostly to its holdings in corporate bonds.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

The fund’s record remained admirable over a volatile decade
For the decade ended November 30, 2015, Vanguard Wellington Fund posted an average annual return of 7.50% for Investor Shares, outpacing its composite index (+6.87%) and peergroup average (+5.16%).

This performance is especially commendable when you consider the extreme volatility the fund had to contend with during the tenyear period, which included the worst global recession since the Great Depression.

The fund’s admirable track record is a credit to the experience and talent of its advisor, Wellington Management Company, which has managed the fund

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
Wellington Fund Investor Shares	7.51%
Wellington Composite Index	6.87
Mixed-Asset Target Allocation Growth Funds Average	5.16

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

since its inception in 1929. Wellington’s efforts over the years have been aided by the fund’s low costs, which allow investors to keep more of the return on their investment.

A dose of discipline is crucial when markets become volatile
The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and longterm discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for longterm investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your longterm plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 17, 2015

Advisor’s Report

Vanguard Wellington Fund returned about 1% for the 12 months ended November 30, 2015. The fund outperformed the –0.57% average return of its peer group, MixedAsset Target Allocation Growth Funds, but underperformed the 2.47% return of its benchmark, the Wellington Composite Index. (The index is weighted 65% largecapitalization stocks as measured by the Standard & Poor’s 500 Index and 35% highquality corporate bonds as measured by the Barclays U.S. Credit A or Better Bond Index.)

Investment environment
Stock market returns were mixed in the United States and abroad for the fiscal year. The S&P 500 Index was up 2.75%, while both the MSCI World Index (–0.17%) and the MSCI EAFE Index (–2.94%) declined. Growth stocks generally outperformed value stocks, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes. This was a challenge for the equity portfolio, as our investment strategy is aimed at identifying undervalued stocks.

Also, stock returns within the S&P 500 Index were narrow and largely driven by big names such as Amazon.com, Facebook, and Alphabet (formerly known as Google). Although we did own Alphabet during the period, these companies typically have belowmarket yields and therefore would not meet our criteria for the fund’s equity portion.

The U.S. fixed income market rose modestly, with the Barclays U.S. Aggregate Bond Index returning 0.97%.

The U.S. Treasury curve flattened as shortterm yields rose and longerterm yields remained relatively stable.

Investors grappled with a mixed global economic picture, accommodative monetary policies, and the risk that Greece might exit the euro zone. Greece took center stage over the summer after debt negotiations broke down and it defaulted on its payment to the International Monetary Fund, triggering a riskoff tone throughout the global financial markets.

Fears further escalated amid an unexpected devaluation in China’s currency and deepening concerns about China’s economic slowdown and the potential spillover effects. The Federal Reserve appeared on track to raise shortterm interest rates in the second half of 2015; in September, though, it left them unchanged, primarily citing unfavorable global developments, modestly tighter U.S. financial conditions, and low inflation. (In midDecember, soon after the close of the fund’s reporting period, the Fed did raise its target for those rates, to 0.25%–0.5%.)

Our successes
In the stock portfolio, security selection within information technology and financials contributed to relative returns. In IT, allocations to Accenture, Microsoft, and Alphabet drove relative returns, while in financials, strong performance from JPMorgan Chase and PNC Financial Services aided relative results. Not holding benchmark constituent Berkshire Hathaway also helped relative performance in the financial sector.

Accenture was the top relative contributor to the equity portfolio. It posted several strong quarters; its investments in growth are beginning to pay off and have helped the company gain market share. We continue to hold its stock, believing that Accenture is benefiting from a change in IT as many of its customers reorient their systems toward the “cloud.”

In our fixed income portfolio, selection within corporate bonds generated favorable results, particularly among financial institution and industrial issuers. Selection in taxable municipal bonds and an allocation to collateralized loan obligations also helped relative returns.

Our shortfalls
Our stock portfolio results were weakest in consumer discretionary and industrials. In consumer discretionary, TwentyFirst Century Fox detracted from relative performance amid weak U.S. broadcast ratings and broad industry concerns about the health of the pay TV market. Not owning Amazon.com and Home Depot also hurt relative results.

In industrials, our allocation to U.S.based CSX detracted. Transportation companies generally struggled during the period, and CSX’s stock was also hurt by coal industry difficulties and sluggish global growth. Although coal remains weak in the near term, we still hold CSX because we like its fundamentals and because it’s trading at an attractive valuation. We also believe that the rail sector could benefit when oil prices rise.

Although health care generally performed strongly in the index, one of the equity portfolio’s health care holdings, Merck, was the biggest relative detractor. We are confident that Merck’s strong pipeline of immunooncology, diabetes, and hepatitis C treatments will drive earnings growth, and the company remains one of our top equity positions.

Not owning strong benchmark performer Facebook also weighed on relative results.

The bond portfolio’s yield curve positioning detracted, as did an overweight allocation to communications industry issuers.

The fund’s positioning
Within the equity portfolio, our largest sector overweightings at the end of the period were in financials and health care, and our largest underweightings were in IT and consumer discretionary.

Financials were the largest absolute sector weighting at the end of the period. We believe that our equity holdings in this sector have already discounted the low interest rates and would benefit from a rise in rates. We continue to find opportunities in financials, particularly among banks and insurance companies, which have improved in quality in part because of increased regulation. We believe that financial companies, with less leverage and more solid underwriting than they have had historically, could better withstand a future recessionary environment.

Alphabet was our largest equity purchase as we initiated a position early in the period. We believed that the market underestimated the company’s ability to sustain growth in search revenue and to exercise greater discipline in capital allocation. We also added several other holdings, including Praxair, PepsiCo, and ColgatePalmolive. Buying PepsiCo and ColgatePalmolive brought our relative positioning in consumer staples from an underweight to closer to neutral versus the benchmark.

We believe that Praxair, an industrial gases supplier, is a goodquality, wellmanaged company with an attractive industry structure, solid margins, and high returns on capital. Shares had lagged the market, and we bought it at what we believed to be an attractive entry point.

ColgatePalmolive is a global consumer packagedgoods company specializing in oral, personal, and household care and pet nutrition. We bought the stock because of the company’s strong franchise, its stable business, and a disciplined management team that is focused on controlling costs and improving operational efficiency. Given the recent market volatility, we believe it is important to focus on resilient companies and market leaders with embedded franchise value, so ColgatePalmolive was a great addition. It is a leader in the oralcare market, where it has a dominant market share and pricing power, thanks to customer loyalty and a high degree of brand recognition.

We eliminated several positions during the period, including BG Group, the Walt Disney Company, and Dow Chemical. The stock of BG Group, a U.K.based, natural gasfocused oil and gas exploration company, had outperformed on news of its proposed acquisition by Royal Dutch Shell, so we decided to take profits on the position.

Over the 12 months, the global macroeconomic environment saw slowing growth and more market volatility. We remain concerned about China’s slowdown and what it will mean more broadly for global financial markets and growth.

A sharp decline in oil prices, and heightened uncertainty about oil, was also major news over the past year. Oil companies are significantly cutting back spending, and we believe that the price of oil will bottom out in the next six months and could bounce back later in 2016. As a result, we have increased our energy sector exposure in the equity portfolio.

We continue to seek out investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/ demand trends, and solid companies that are temporarily out of favor.

In fixed income, we expect rates to rise over the long term as the U.S. recovery lengthens and broadens, and we remain disposed to continue to reduce the portfolio’s interest rate sensitivity. We believe that the fund’s bond portion is positioned for continued growth in the U.S. economic cycle, and we expect a cyclical upturn in rates as the Fed adjusts its monetary policy stance.

Our outlook is not without uncertainty, however. External forces can greatly affect our capital markets. In particular, quantitative easing programs in Europe and Japan, tensions in Ukraine and the Middle East, rising credit concerns in the South American sovereign states, sovereign wealth funds’ sales of portions of their massive U.S. Treasury holdings to finance internal needs, and, most recently, the routs in commodities and Chinese equities represent risks we should not ignore.

The sharp decline in oil and other energy prices adds to uncertainty, as it will boost consumer spending but lower the inflation numbers that drive Fed decision makers. Even the act of raising interest rates can create concerns and higher volatility.

Greater clarity about banks’ new regulatory environment makes them less inclined to support trading activities in the fixed income markets in which we invest.

Companies such as Morgan Stanley, Credit Suisse, UBS, RBS, and Deutsche Bank have announced cutbacks, and we expect to see more of the same from other large market makers. This leads us toward holding more liquidity in fixed income, notably with Treasury bonds and agency mortgagebacked securities as our “allweather” liquidity buffer. This buffer should provide downside protection for shareholders if the economic cycle takes an unfavorable turn.

Edward P. Bousa, CFA, Senior Managing Director and Equity Portfolio Manager

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

December 18, 2015

Wellington Fund

Fund Profile
As of November 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.26%	0.18%
30-Day SEC Yield	2.43%	2.52%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	93	506	3,965
Median Market Cap	$106.2B	$82.1B	$51.1B
Price/Earnings Ratio	18.1x	20.8x	22.5x
Price/Book Ratio	2.3x	2.8x	2.7x
Return on Equity	17.5%	18.3%	17.2%
Earnings Growth
Rate	6.8%	9.3%	9.6%
Dividend Yield	2.7%	2.1%	2.0%
Foreign Holdings	6.5%	0.0%	0.0%
Turnover Rate	39%	—	—
Short-Term Reserves	1.6%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit A	Aggregate
		or Better	Bond
	Fund	Index	Index
Number of Bonds	827	3,333	9,634
Yield to Maturity
(before expenses)	2.8%	2.8%	2.5%
Average Coupon	3.6%	3.7%	3.2%
Average Duration	6.3 years	6.6 years	5.7 years
Average Effective
Maturity	9.4 years	9.4 years	7.9 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.94
Beta	0.99	0.65

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	3.9%
Microsoft Corp.	Systems Software	3.5
Merck & Co. Inc.	Pharmaceuticals	2.8
JPMorgan Chase & Co.	Diversified Banks	2.5
Comcast Corp.	Cable & Satellite	2.5
Alphabet Inc.	Internet Software &
	Services	2.5
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.4
Chevron Corp.	Integrated Oil & Gas	2.4
Intel Corp.	Semiconductors	2.3
ACE Ltd.	Property & Casualty
	Insurance	2.2
Top Ten		27.0%
Top Ten as % of Total Net Assets		17.5%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 25, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.1%	13.1%	13.5%
Consumer Staples	9.3	9.6	8.4
Energy	9.2	7.0	6.4
Financials	23.3	16.6	18.4
Health Care	17.5	14.6	14.3
Industrials	11.7	10.1	10.7
Information
Technology	14.2	20.9	20.1
Materials	1.8	2.9	3.2
Telecommunication
Services	2.4	2.3	2.1
Utilities	3.5	2.9	2.9

Sector Diversification (% of fixed incomeportfolio)
Asset-Backed	5.0%
Commercial Mortgage-Backed	0.5
Finance	26.9
Foreign	3.3
Government Mortgage-Backed	2.6
Industrial	34.4
Treasury/Agency	16.4
Utilities	5.6
Other	5.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)
U.S. Government	19.2%
Aaa	7.2
Aa	13.0
A	43.8
Baa	16.7
C	0.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellington Fund Investor Shares	1.22%	10.28%	7.51%	$20,623
Wellington Composite Index	2.47	10.88	6.87	19,428
Mixed-Asset Target Allocation Growth
Funds Average	-0.57	8.06	5.16	16,537
Barclays U.S. Aggregate Bond Index	0.97	3.09	4.65	15,750
Dow Jones U.S. Total Stock Market
Float Adjusted Index	2.50	14.10	7.71	21,016

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	1.31%	10.37%	7.61%	$104,074
Wellington Composite Index	2.47	10.88	6.87	97,141
Barclays U.S. Aggregate Bond Index	0.97	3.09	4.65	78,752
Dow Jones U.S. Total Stock Market Float
Adjusted Index	2.50	14.10	7.71	105,082

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015

Wellington Fund Investor Shares
Wellington Composite Index

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	-0.81%	9.33%	3.14%	3.84%	6.98%
Admiral Shares	5/14/2001	-0.71	9.43	3.24	3.84	7.08

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	23,862,156	1,452,251	1.6%
Ford Motor Co.	49,875,770	714,720	0.8%
Twenty-First Century Fox Inc. Class A	22,697,741	669,810	0.8%
Lowe’s Cos. Inc.	7,410,620	567,654	0.6%
Consumer Discretionary—Other †		673,534	0.8%
		4,077,969	4.6%
Consumer Staples
CVS Health Corp.	12,042,860	1,133,113	1.3%
Coca-Cola Co.	15,544,750	662,517	0.7%
Philip Morris International Inc.	6,964,240	608,605	0.7%
PepsiCo Inc.	5,523,590	553,243	0.6%
Mondelez International Inc. Class A	11,821,490	516,126	0.6%
Diageo plc	17,871,438	512,581	0.6%
Colgate-Palmolive Co.	7,793,190	511,857	0.6%
Consumer Staples—Other †		835,510	0.9%
		5,333,552	6.0%
Energy
Chevron Corp.	15,203,500	1,388,384	1.6%
Exxon Mobil Corp.	13,635,254	1,113,455	1.3%
Anadarko Petroleum Corp.	9,024,800	540,586	0.6%
TOTAL SA	10,879,083	538,719	0.6%
Energy—Other †		1,727,980	1.9%
		5,309,124	6.0%
Financials
Wells Fargo & Co.	40,665,497	2,240,669	2.5%
JPMorgan Chase & Co.	21,826,696	1,455,404	1.7%
ACE Ltd.	10,963,040	1,259,105	1.4%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Prudential Financial Inc.	12,710,780	1,100,118	1.2%
PNC Financial Services Group Inc.	9,751,100	931,328	1.1%
BlackRock Inc.	2,532,620	921,165	1.0%
Bank of America Corp.	40,465,620	705,316	0.8%
Citigroup Inc.	12,779,990	691,270	0.8%
MetLife Inc.	10,670,434	545,152	0.6%
Financials—Other †		3,600,038	4.1%
		13,449,565	15.2%
Health Care
Merck & Co. Inc.	30,137,482	1,597,588	1.8%
Bristol-Myers Squibb Co.	16,746,125	1,122,158	1.3%
Johnson & Johnson	9,652,316	977,201	1.1%
AstraZeneca plc ADR	28,447,756	968,646	1.1%
Medtronic plc	12,013,790	905,119	1.0%
Pfizer Inc.	25,588,990	838,551	0.9%
Cardinal Health Inc.	8,137,940	706,780	0.8%
Eli Lilly & Co.	8,387,070	688,075	0.8%
UnitedHealth Group Inc.	5,600,090	631,186	0.7%
Health Care—Other †		1,668,016	1.9%
		10,103,320	11.4%
Industrials
United Parcel Service Inc. Class B	9,703,433	999,551	1.1%
Honeywell International Inc.	7,596,510	789,657	0.9%
General Electric Co.	21,229,232	635,603	0.7%
Lockheed Martin Corp.	2,814,020	616,721	0.7%
CSX Corp.	18,894,760	537,178	0.6%
Industrials—Other †		3,174,117	3.6%
		6,752,827	7.6%
Information Technology
Microsoft Corp.	37,352,190	2,030,092	2.3%
* Alphabet Inc. Class A	1,855,072	1,415,142	1.6%
Intel Corp.	38,611,600	1,342,525	1.5%
Cisco Systems Inc.	36,734,120	1,001,005	1.1%
Apple Inc.	7,994,315	945,728	1.1%
Accenture plc Class A	7,698,340	825,416	0.9%
Information Technology—Other †		643,861	0.7%
		8,203,769	9.2%

Materials †		1,008,011	1.1%

Telecommunication Services
Verizon Communications Inc.	30,630,890	1,392,174	1.6%

Utilities
NextEra Energy Inc.	7,684,950	767,419	0.8%
Dominion Resources Inc.	9,520,100	641,369	0.7%
Utilities—Other †		591,710	0.7%
		2,000,498	2.2%
Total Common Stocks (Cost $40,670,151)		57,630,809	64.9%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.750%	9/30/19	950,000	960,393	1.1%
	United States Treasury
	Note/Bond	1.375%	9/30/18	953,900	958,965	1.1%
	United States Treasury
	Note/Bond	2.875%	5/15/43	519,777	508,976	0.6%
1	United States Treasury
	Note/Bond	0.500%–3.625%	6/30/16–2/15/45	2,446,425	2,450,707	2.7%
					4,879,041	5.5%

Conventional Mortgage-Backed Securities †					779,904	0.9%

Nonconventional Mortgage-Backed Securities †					154,752	0.1%
Total U.S. Government and Agency Obligations (Cost $5,701,357)					5,813,697	6.5%
Asset-Backed/Commercial Mortgage-Backed Securities
2	Banc of America Commercial
	Mortgage Trust 2006-2	5.997%	5/10/45	8,623	8,682	0.0%
2	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	16,919	17,158	0.0%
2	Bear Stearns Commercial
	Mortgage Securities
	Trust 2006-PWR13	5.540%	9/11/41	19,512	19,869	0.0%
2	Merrill Lynch Mortgage
	Trust 2006-C1	5.862%	5/12/39	25,162	25,313	0.1%
3	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,425,273	1.6%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,507,581)					1,496,295	1.7%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.875%	5/16/16–4/1/44	423,523	450,881	0.5%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	107,385	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	27,759	0.0%
	Citigroup Inc.	1.750%–8.125%	11/21/17–5/6/44	403,675	428,483	0.5%
	JPMorgan Chase & Co.	3.250%–6.300%	1/15/18–6/1/45	496,021	538,196	0.6%
	National City Corp.	6.875%	5/15/19	13,950	15,877	0.0%
	PNC Bank NA	3.300%–4.875%	9/21/17–11/1/25	84,845	88,642	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	42,422	0.1%
	Wells Fargo & Co.	2.150%–5.625%	12/15/16–11/17/45	532,702	549,813	0.6%
3	Banking—Other †				3,795,606	4.3%
	Brokerage †				12,961	0.0%
	Finance Companies
3	GE Capital International
	Funding Corp.	2.342%–3.373%	11/15/20–11/15/25	201,251	202,156	0.2%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
3 General Electric
Capital Corp.	3.100%–6.875%	1/7/21–1/10/39	281,853	304,161	0.4%
Insurance
ACE Capital Trust II	9.700%	4/1/30	20,000	29,250	0.1%
ACE INA Holdings Inc.	2.300%–5.800%	3/15/18–11/3/45	113,705	117,588	0.1%
3 Five Corners Funding Trust	4.419%	11/15/23	5,935	6,242	0.0%
Prudential Financial Inc.	2.300%–4.500%	5/12/16–11/15/20	64,910	67,971	0.1%
3 Insurance—Other †				1,076,623	1.2%
3 Other Finance †				24,416	0.0%
3 Real Estate Investment Trusts †				125,742	0.1%
				8,012,174	9.0%
Industrial
Basic Industry †				244,470	0.3%
Capital Goods
General Electric Co.	2.700%–5.250%	12/6/17–3/11/44	93,170	95,443	0.1%
3 Capital Goods—Other †				784,918	0.9%
Communication
Comcast Corp.	2.850%–6.500%	1/15/23–8/15/45	264,400	273,290	0.3%
3 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	176,250	176,760	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,145	0.0%
Verizon
Communications Inc.	3.450%–6.900%	9/15/20–8/21/46	402,552	440,055	0.5%
3 Communication—Other †				938,389	1.1%
Consumer Cyclical
CVS Health Corp.	2.750%–5.750%	6/1/17–7/20/45	152,776	157,657	0.2%
3 Consumer Cyclical—Other †				1,342,715	1.5%
Consumer Noncyclical
AstraZeneca plc	1.950%–6.450%	9/18/19–11/16/45	110,170	116,694	0.1%
Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	42,369	0.1%
Johnson & Johnson	5.150%	7/15/18	14,800	16,268	0.0%
Medtronic Inc.	1.375%–4.375%	4/1/18–3/15/35	202,565	205,548	0.2%
Merck & Co. Inc.	2.350%–6.550%	2/10/22–5/18/43	164,715	166,224	0.2%
Pfizer Inc.	3.000%	6/15/23	47,025	47,236	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	29,828	0.0%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,396	0.0%
3 Consumer Noncyclical—Other †				2,638,459	3.0%
Energy
Chevron Corp.	3.191%	6/24/23	49,470	50,396	0.1%
3 Energy—Other †				1,311,467	1.4%
3 Other Industrial †				62,869	0.1%
Technology
Apple Inc.	2.850%–4.450%	5/6/21–5/6/44	106,025	107,339	0.1%
Cisco Systems Inc.	2.900%–4.450%	1/15/20–3/4/21	37,445	40,165	0.0%
Microsoft Corp.	2.375%–4.450%	2/12/22–11/3/45	139,525	138,475	0.2%
Technology—Other †				332,347	0.4%
Transportation
United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	34,451	0.0%
3 Transportation—Other †				389,708	0.5%
				10,246,081	11.6%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
Florida Power & Light Co. 4.950%–5.950%		2/1/35–2/1/38	104,215	125,521	0.1%
Electric—Other †				1,469,504	1.7%
Natural Gas †				37,318	0.0%
Other Utility †				38,812	0.1%
				1,671,155	1.9%
Total Corporate Bonds (Cost $19,108,553)				19,929,410	22.5%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $965,751) †				993,606	1.1%
Taxable Municipal Bonds (Cost $1,384,089) †				1,578,367	1.8%
Temporary Cash Investments
Repurchase Agreements (0.2%)
Bank of America Securities, LLC
(Dated 11/30/15, Repurchase
Value $18,200,000 collateralized
by U.S. Treasury Note 2.750%,
2/15/24, with a value of
$18,564,000)	0.110%	12/1/15	18,200	18,200	0.0%
Citigroup Global Markets Inc.
(Dated 11/30/15, Repurchase
Value $100,000 collateralized
by U.S. Treasury Note 1.000%,
12/15/17, with a value of
$102,000)	0.110%	12/1/15	100	100	0.0%
HSBC Bank USA (Dated 11/30/15,
Repurchase Value $38,400,000
collateralized by Federal National
Mortgage Assn. 2.500%, 1/1/28,
with a value of $39,170,000)	0.090%	12/1/15	38,400	38,400	0.1%
RBC Capital Markets LLC
(Dated 11/30/15, Repurchase
Value $27,300,000 collateralized
by Federal Home Loan Mortgage
Corp. 2.388%–2.488%, 3/1/40–
6/1/42, Federal National Mortgage
Assn. 2.213%–4.500%, 5/1/26–
11/1/45, Government National
Mortgage Assn. 3.500%–4.000%,
10/15/40–9/20/45, with a value
of $27,846,000)	0.090%	12/1/15	27,300	27,300	0.0%
TD Securities (USA) LLC (Dated
11/30/15, Repurchase Value
$52,000,000 collateralized
by Federal Home Loan Bank,
0.000%, 1/22/16, U.S. Treasury
Bill 0.000%, 3/31/16, with a
value of $53,040,000)	0.100%	12/1/15	52,000	52,000	0.1%
				136,000	0.2%

Wellington Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
U.S. Government and Agency Obligations †	444,846	0.5%
Total Temporary Cash Investments (Cost $580,867)	580,846	0.7%
Total Investments (Cost $69,918,349)	88,023,030	99.2%

		Amount
		($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	7,757
Receivables for Investment Securities Sold	743,811
Receivables for Accrued Income	428,122
Receivables for Capital Shares Issued	86,736
Other Assets[4]	16,715
Total Other Assets	1,283,141	1.4%
Liabilities
Payables for Investment Securities Purchased	(359,870)
Payables to Investment Advisor	(15,104)
Payables for Capital Shares Redeemed	(76,922)
Payables to Vanguard	(107,564)
Other Liabilities	(2,316)
Total Liabilities	(561,776)	(0.6%)
Net Assets	88,744,395	100.0%

Wellington Fund

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	67,193,414
Undistributed Net Investment Income	394,063
Accumulated Net Realized Gains	3,055,515
Unrealized Appreciation (Depreciation)
Investment Securities	18,104,681
Futures Contracts	(1,606)
Swap Contracts	(118)
Foreign Currencies	(1,554)
Net Assets	88,744,395

Investor Shares—Net Assets
Applicable to 509,031,680 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,850,332
Net Asset Value Per Share—Investor Shares	$39.00

Admiral Shares—Net Assets
Applicable to 1,022,831,436 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	68,894,063
Net Asset Value Per Share—Admiral Shares	$67.36

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $715,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $4,499,078,000, representing 5.1% of net assets.
4 Cash of $16,076,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Dividends[1]	1,488,416
Interest	1,012,886
Securities Lending	4,779
Total Income	2,506,081
Expenses
Investment Advisory Fees—Note B
Basic Fee	68,915
Performance Adjustment	(4,276)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	36,170
Management and Administrative—Admiral Shares	62,574
Marketing and Distribution—Investor Shares	3,827
Marketing and Distribution—Admiral Shares	6,755
Custodian Fees	740
Auditing Fees	38
Shareholders’ Reports—Investor Shares	247
Shareholders’ Reports—Admiral Shares	238
Trustees’ Fees and Expenses	138
Total Expenses	175,366
Net Investment Income	2,330,715
Realized Net Gain (Loss)
Investment Securities Sold	3,575,388
Futures Contracts	(58,159)
Swap Contracts	(72)
Foreign Currencies	(244)
Realized Net Gain (Loss)	3,516,913
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,745,371)
Futures Contracts	5,641
Swap Contracts	(3)
Foreign Currencies	(625)
Change in Unrealized Appreciation (Depreciation)	(4,740,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,107,270
1 Dividends are net of foreign withholding taxes of $13,352,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,330,715	2,188,919
Realized Net Gain (Loss)	3,516,913	3,454,706
Change in Unrealized Appreciation (Depreciation)	(4,740,358)	3,770,110
Net Increase (Decrease) in Net Assets Resulting from Operations	1,107,270	9,413,735
Distributions
Net Investment Income
Investor Shares	(560,193)	(664,243)
Admiral Shares	(1,735,474)	(1,461,171)
Realized Capital Gain[1]
Investor Shares	(866,392)	(1,052,242)
Admiral Shares	(2,408,864)	(2,061,295)
Total Distributions	(5,570,923)	(5,238,951)
Capital Share Transactions
Investor Shares	(4,165,177)	(3,005,879)
Admiral Shares	7,828,568	9,086,141
Net Increase (Decrease) from Capital Share Transactions	3,663,391	6,080,262
Total Increase (Decrease)	(800,262)	10,255,046
Net Assets
Beginning of Period	89,544,657	79,289,611
End of Period[2]	88,744,395	89,544,657

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $438,300,000 and $463,589,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $394,063,000 and $359,331,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$41.02	$39.17	$34.29	$31.08	$29.94
Investment Operations
Net Investment Income	1.004	1.000	.955	.959	.929
Net Realized and Unrealized Gain (Loss)
on Investments	(. 527)	3.370	5.324	3.201	1.115
Total from Investment Operations	.477	4.370	6.279	4.160	2.044
Distributions
Dividends from Net Investment Income	(.995)	(.982)	(. 958)	(. 950)	(. 904)
Distributions from Realized Capital Gains	(1.502)	(1.538)	(.441)	—	—
Total Distributions	(2.497)	(2.520)	(1.399)	(.950)	(.904)
Net Asset Value, End of Period	$39.00	$41.02	$39.17	$34.29	$31.08

Total Return[1]	1.22%	11.72%	18.85%	13.56%	6.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,850	$25,199	$26,978	$26,716	$25,743
Ratio of Total Expenses to Average Net Assets[2]	0.26%	0.26%	0.26%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.54%	2.61%	2.91%	2.95%
Portfolio Turnover Rate	39%[3]	71%[3]	35%[3]	31%[3]	38%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.02%), and 0.00%.
3 Includes 10%, 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$70.85	$67.65	$59.24	$53.68	$51.71
Investment Operations
Net Investment Income	1.790	1.781	1.700	1.703	1.645
Net Realized and Unrealized Gain (Loss)
on Investments	(. 910)	5.825	9.175	5.544	1.930
Total from Investment Operations	.880	7.606	10.875	7.247	3.575
Distributions
Dividends from Net Investment Income	(1.776)	(1.750)	(1.703)	(1.687)	(1.605)
Distributions from Realized Capital Gains	(2.594)	(2.656)	(.762)	—	—
Total Distributions	(4.370)	(4.406)	(2.465)	(1.687)	(1.605)
Net Asset Value, End of Period	$67.36	$70.85	$67.65	$59.24	$53.68

Total Return[1]	1.31%	11.82%	18.91%	13.69%	6.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$68,894	$64,341	$52,311	$37,649	$29,048
Ratio of Total Expenses to Average Net Assets[2]	0.18%	0.18%	0.18%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.62%	2.69%	2.99%	3.03%
Portfolio Turnover Rate	39%[3]	71%[3]	35%[3]	31%[3]	38%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, (0.02%), and 0.00%.
3 Includes 10%, 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of

Wellington Fund

an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts represented 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject

Wellington Fund

to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended November 30, 2015, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At November 30, 2015, counterparties had deposited in segregated accounts cash with a value of $320,000 in connection with TBA transactions.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell

Wellington Fund

position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds

Wellington Fund

are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $4,276,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $7,757,000, representing 0.01% of the fund’s net assets and 3.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Wellington Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,813,697	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,496,295	—
Corporate Bonds	—	19,929,410	—
Sovereign Bonds	—	993,606	—
Taxable Municipal Bonds	—	1,578,367	—
Common Stocks	54,047,321	3,583,488	—
Temporary Cash Investments	—	580,846	—
Futures Contracts—Assets[1]	636	—	—
Futures Contracts—Liabilities[1]	(230)	—	—
Swap Contracts—Liabilities	—	(118)	—
Total	54,047,727	33,975,591	—
1 Represents variation margin on the last day of the reporting period.

E. At November 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	636	—	636
Other Liabilities	(230)	(118)	(348)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2015, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(58,159)	—	(58,159)
Swap Contracts	—	(72)	(72)
Realized Net Gain (Loss) on Derivatives	(58,159)	(72)	(58,231)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,641	—	5,641
Swap Contracts	—	(3)	(3)
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,641	(3)	5,638

Wellington Fund

At November 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2016	(7,440)	(940,695)	(1,259)
5-Year U.S. Treasury Note	March 2016	(3,655)	(433,774)	107
Ultra Long U.S. Treasury Bond	March 2016	(669)	(105,995)	(454)
				(1,606)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At November 30, 2015, the fund had the following open credit default swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	415	(1.000)	(118)
DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2015, the fund realized net foreign currency losses of $244,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $72,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $346,050,000 from accumulated net realized gains to paid-in capital.

Wellington Fund

For tax purposes, at November 30, 2015, the fund had $651,046,000 of ordinary income and $3,008,012,000 of long-term capital gains available for distribution.

At November 30, 2015, the cost of investment securities for tax purposes was $70,018,818,000. Net unrealized appreciation of investment securities for tax purposes was $18,004,212,000, consisting of unrealized gains of $19,496,628,000 on securities that had risen in value since their purchase and $1,492,416,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2015, the fund purchased $18,517,467,000 of investment securities and sold $16,770,816,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $17,379,425,000 and $17,656,883,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,170,855	55,309	2,619,108	67,325
Issued in Lieu of Cash Distributions	1,379,472	35,164	1,667,729	43,583
Redeemed	(7,715,504)	(195,803)	(7,292,716)	(185,330)
Net Increase (Decrease)—Investor Shares	(4,165,177)	(105,330)	(3,005,879)	(74,422)
Admiral Shares
Issued	10,884,879	159,989	11,217,869	165,365
Issued in Lieu of Cash Distributions	3,906,854	57,729	3,316,007	50,102
Redeemed	(6,963,165)	(103,021)	(5,447,735)	(80,541)
Net Increase (Decrease) —Admiral Shares	7,828,568	114,697	9,086,141	134,926

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,167,093,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,403,924,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 49.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares
Periods Ended November 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.22%	10.28%	7.51%
Returns After Taxes on Distributions	-0.55	8.97	6.22
Returns After Taxes on Distributions and Sale of Fund Shares	1.60	7.87	5.75

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2015	11/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$992.10	$1.30
Admiral Shares	1,000.00	992.34	0.90
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the two senior portfolio managers of the fund each have over two decades of investment industry experience. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, Edward P. Bousa employs bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, John C. Keogh focuses on investment-grade corporate bonds with intermediate maturities. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam

(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $38,000 Fiscal Year Ended November 30, 2014: $37,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313
Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

		Market
		Value
	Shares	($000)
Common Stocks (64.9%)
Consumer Discretionary (4.6%)
Comcast Corp. Class A	23,862,156	1,452,251
Ford Motor Co.	49,875,770	714,720
Twenty-First Century Fox Inc. Class A	22,697,741	669,810
Lowe's Cos. Inc.	7,410,620	567,654
Hilton Worldwide Holdings Inc.	17,500,284	406,357
Bayerische Motoren Werke AG	2,075,692	226,057
Las Vegas Sands Corp.	933,283	41,120
		4,077,969
Consumer Staples (6.0%)
CVS Health Corp.	12,042,860	1,133,113
Coca-Cola Co.	15,544,750	662,517
Philip Morris International Inc.	6,964,240	608,605
PepsiCo Inc.	5,523,590	553,243
Mondelez International Inc. Class A	11,821,490	516,126
Diageo plc	17,871,438	512,581
Colgate-Palmolive Co.	7,793,190	511,857
Walgreens Boots Alliance Inc.	4,034,730	339,038
Wal-Mart Stores Inc.	5,311,340	312,519
Costco Wholesale Corp.	930,870	150,261
Diageo plc ADR	294,100	33,692
		5,333,552
Energy (6.0%)
Chevron Corp.	15,203,500	1,388,384
Exxon Mobil Corp.	13,635,254	1,113,455
Anadarko Petroleum Corp.	9,024,800	540,586
TOTAL SA	10,879,083	538,719
Royal Dutch Shell plc Class B	18,492,900	460,059
EOG Resources Inc.	5,418,510	452,066
Hess Corp.	6,026,040	355,536
Schlumberger Ltd.	3,747,753	289,139
Marathon Oil Corp.	9,776,130	171,180
		5,309,124
Financials (15.2%)
Wells Fargo & Co.	40,665,497	2,240,669
JPMorgan Chase & Co.	21,826,696	1,455,404
ACE Ltd.	10,963,040	1,259,105
Prudential Financial Inc.	12,710,780	1,100,118
PNC Financial Services Group Inc.	9,751,100	931,328
BlackRock Inc.	2,532,620	921,165
Bank of America Corp.	40,465,620	705,316
Citigroup Inc.	12,779,990	691,270
MetLife Inc.	10,670,434	545,152
Marsh & McLennan Cos. Inc.	8,646,590	478,156
Northern Trust Corp.	6,042,674	452,838
Mitsubishi UFJ Financial Group Inc.	64,052,600	411,549
US Bancorp	8,588,710	376,958
Bank of Nova Scotia	7,986,660	363,792
American Tower Corporation	3,336,637	331,595
American International Group Inc.	4,591,050	291,899
Hartford Financial Services Group Inc.	6,387,902	291,544
UBS Group AG	14,314,042	274,257
BNP Paribas SA	2,813,618	166,581
AvalonBay Communities Inc.	884,916	160,869
		13,449,565
Health Care (11.4%)
Merck & Co. Inc.	30,137,482	1,597,588
Bristol-Myers Squibb Co.	16,746,125	1,122,158
Johnson & Johnson	9,652,316	977,201
AstraZeneca plc ADR	28,447,756	968,646
Medtronic plc	12,013,790	905,119
Pfizer Inc.	25,588,990	838,551

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

		Market
		Value
	Shares	($000)
Cardinal Health Inc.	8,137,940	706,780
Eli Lilly & Co.	8,387,070	688,075
UnitedHealth Group Inc.	5,600,090	631,186
Novartis AG	4,740,004	404,380
Roche Holding AG	1,429,908	383,017
Baxter International Inc.	10,158,760	382,477
Gilead Sciences Inc.	1,685,056	178,549
* Celgene Corp.	1,558,940	170,626
Takeda Pharmaceutical Co. Ltd.	3,061,400	148,967
		10,103,320
Industrials (7.6%)
United Parcel Service Inc. Class B	9,703,433	999,551
Honeywell International Inc.	7,596,510	789,657
General Electric Co.	21,229,232	635,603
Lockheed Martin Corp.	2,814,020	616,721
CSX Corp.	18,894,760	537,178
Caterpillar Inc.	6,104,061	443,460
United Technologies Corp.	4,418,627	424,409
FedEx Corp.	2,669,270	423,186
Eaton Corp. plc	7,235,760	420,832
Raytheon Co.	3,370,921	418,095
Canadian National Railway Co.	5,987,176	357,734
Schneider Electric SE	4,497,335	284,121
Illinois Tool Works Inc.	2,141,295	201,239
ABB Ltd. ADR	10,682,326	201,041
		6,752,827
Information Technology (9.2%)
Microsoft Corp.	37,352,190	2,030,092
* Alphabet Inc. Class A	1,855,072	1,415,142
Intel Corp.	38,611,600	1,342,525
Cisco Systems Inc.	36,734,120	1,001,005
Apple Inc.	7,994,315	945,728
Accenture plc Class A	7,698,340	825,416
Texas Instruments Inc.	4,788,996	278,336
QUALCOMM Inc.	4,669,121	227,806
Oracle Corp.	3,533,980	137,719
		8,203,769
Materials (1.1%)
Praxair Inc.	4,496,280	507,181
International Paper Co.	10,838,490	453,374
BHP Billiton plc	3,954,274	47,456
		1,008,011
Telecommunication Services (1.6%)
Verizon Communications Inc.	30,630,890	1,392,174

Utilities (2.2%)
NextEra Energy Inc.	7,684,950	767,419
Dominion Resources Inc./VA	9,520,100	641,369
Exelon Corp.	14,474,964	395,311
Duke Energy Corp.	2,898,450	196,399

		2,000,498
Total Common Stocks (Cost $40,670,151)		57,630,809

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.5%)
U.S. Government Securities (5.5%)
1	United States Treasury Note/Bond	1.500%	6/30/16	4,905	4,934
	United States Treasury Note/Bond	0.625%	12/31/16	364,030	363,517
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,178
	United States Treasury Note/Bond	0.500%	2/28/17	24,500	24,416
	United States Treasury Note/Bond	0.625%	7/31/17	368,000	366,561
	United States Treasury Note/Bond	1.000%	9/15/17	500,000	500,860
	United States Treasury Note/Bond	0.750%	10/31/17	50,700	50,526
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	219,382
	United States Treasury Note/Bond	1.375%	9/30/18	953,900	958,965
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	31,739
	United States Treasury Note/Bond	1.750%	9/30/19	950,000	960,393
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	61,535
	United States Treasury Note/Bond	1.625%	6/30/20	72,610	72,610
	United States Treasury Note/Bond	2.000%	2/15/25	415,000	407,738
	United States Treasury Note/Bond	2.875%	5/15/43	519,777	508,976
	United States Treasury Note/Bond	3.625%	2/15/44	41,020	46,391
	United States Treasury Note/Bond	3.375%	5/15/44	176,670	190,528
	United States Treasury Note/Bond	3.125%	8/15/44	28,220	28,996
	United States Treasury Note/Bond	2.500%	2/15/45	76,255	68,796
					4,879,041
Conventional Mortgage-Backed Securities (0.9%)
2,3	Fannie Mae Pool	2.500%	7/1/27–1/1/29	8,536	8,660
2,3,4	Fannie Mae Pool	3.500%	11/1/25–12/1/45	294,000	304,472
2,3	Fannie Mae Pool	4.500%	6/1/28–12/1/45	338,307	368,038
2,3	Freddie Mac Gold Pool	3.000%	5/1/22–8/1/29	41	43
2,3	Freddie Mac Gold Pool	4.500%	6/1/23–12/1/45	86,730	94,626
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	3,447	4,056
3	Ginnie Mae I Pool	8.000%	6/15/17	9	9
					779,904
Nonconventional Mortgage-Backed Securities (0.1%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,178
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	20,149
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	6,030
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	118,395
					154,752
Total U.S. Government and Agency Obligations (Cost $5,701,357)					5,813,697
Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	105,521
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	145,385	145,147
5	American Tower Trust I	1.551%	3/15/18	14,885	14,782
5	American Tower Trust I	3.070%	3/15/23	43,000	41,974
3	AmeriCredit Automobile Receivables Trust 2012-1	4.720%	3/8/18	11,557	11,704
3,5,6	Apidos CDO	1.815%	4/17/26	50,405	49,997
3,5,6	ARES CLO Ltd.	1.835%	4/17/26	49,360	49,152
3,5,6	Atlas Senior Loan Fund Ltd.	1.861%	10/15/26	13,245	13,141
3,5,6	Atlas Senior Loan Fund V Ltd.	1.867%	7/16/26	12,135	12,047
3,5	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,028
3,5,6	Babson CLO Ltd.	1.807%	7/20/25	5,660	5,629
3	Banc of America Commercial Mortgage Trust 2006-2	5.997%	5/10/45	8,623	8,682
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	16,919	17,158
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	19,512	19,869
3,5,6	CECLO 2013-20A 144A	1.800%	1/25/26	40,000	39,408
3,5,6	Cent CLO	1.813%	7/27/26	24,430	24,195

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5,6	Cent CLO 22 Ltd.	1.824%	11/7/26	37,150	36,778
3,5,6	CIFC Funding Ltd.	1.815%	4/18/25	47,325	47,096
3	COMM 2006-C7 Mortgage Trust	5.961%	6/10/46	13,749	13,898
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,535
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	11,411	11,583
3,5,6	Dryden Senior Loan Fund	1.667%	4/18/26	46,650	45,945
3,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	4,033	4,035
3,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	12,600	12,609
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,089
3,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	45,820	45,759
3,5,6	ING Investment Management Co.	1.815%	4/18/26	46,560	46,331
3	LB-UBS Commercial Mortgage Trust 2006-C4	6.016%	6/15/38	8,943	9,034
3,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.269%	4/15/41	26,310	28,270
3,5,6	Limerock CLO	1.817%	4/18/26	53,500	53,064
3,5,6	Madison Park Funding XII Ltd.	1.765%	1/19/25	31,070	30,878
3,5,6	Madison Park Funding XIII Ltd.	1.817%	7/20/26	37,385	37,130
3	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	25,162	25,313
3,5	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	8,570	8,613
3,5,6	OZLM VI Ltd.	1.865%	4/17/26	38,280	38,196
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	19,690	19,699
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	12,545	12,583
5	SBA Tower Trust	2.898%	10/15/19	46,310	45,650
3,5,6	Seneca Park CLO Ltd.	1.795%	7/17/26	27,340	27,179
3,5,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/35	27,300	26,732
3,5,6	Shackleton CLO Ltd.	1.795%	7/17/26	26,765	26,606
3,5	Springleaf Funding Trust	2.410%	12/15/22	45,080	45,036
3,5	Springleaf Funding Trust	3.160%	11/15/24	53,215	53,419
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,459
3,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	8,330	8,227
3,5,6	SYMP 14-14AA2 144A	1.801%	7/14/26	46,405	46,069
3,5,6	Thacher Park CLO 2014-1	1.787%	10/20/26	19,915	19,780
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	8,992
3,5,6	Voya CLO 2014-2 Ltd.	1.765%	7/17/26	7,275	7,223
3,5	Westlake Automobile Receivables Trust	0.970%	10/16/17	15,064	15,051
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,507,581)					1,496,295
Corporate Bonds (22.5%)
Finance (9.0%)
	Banking (6.8%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	21,524
	American Express Co.	1.550%	5/22/18	62,130	61,841
	American Express Credit Corp.	2.375%	3/24/17	71,985	72,965
	American Express Credit Corp.	2.125%	7/27/18	49,605	49,990
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,256
	Bank of America Corp.	6.050%	5/16/16	70,000	71,453
	Bank of America Corp.	6.400%	8/28/17	23,000	24,844
	Bank of America Corp.	6.000%	9/1/17	69,725	74,740
	Bank of America Corp.	5.750%	12/1/17	30,000	32,274
	Bank of America Corp.	6.875%	4/25/18	40,000	44,523
	Bank of America Corp.	5.625%	7/1/20	4,550	5,112
	Bank of America Corp.	5.875%	1/5/21	40,000	45,617
	Bank of America Corp.	3.300%	1/11/23	24,005	23,985
	Bank of America Corp.	4.100%	7/24/23	6,735	7,039
	Bank of America Corp.	4.125%	1/22/24	26,100	27,183
	Bank of America Corp.	4.000%	1/22/25	32,900	32,593
	Bank of America Corp.	5.875%	2/7/42	9,965	11,839
	Bank of America Corp.	5.000%	1/21/44	39,433	42,178
	Bank of America Corp.	4.875%	4/1/44	7,110	7,501
	Bank of America NA	5.300%	3/15/17	68,000	71,100
	Bank of America NA	6.000%	10/15/36	30,000	36,285

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	2.500%	1/11/17	79,535	80,808
Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	60,840
Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	27,516
Bank of Nova Scotia	2.050%	10/30/18	64,150	64,469
Bank of Nova Scotia	2.800%	7/21/21	25,650	25,848
5 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	54,260	53,887
5 Barclays Bank plc	6.050%	12/4/17	47,500	50,755
Barclays Bank plc	2.500%	2/20/19	31,800	32,172
Barclays Bank plc	5.125%	1/8/20	18,095	20,014
Barclays Bank plc	5.140%	10/14/20	11,905	13,043
Barclays Bank plc	3.750%	5/15/24	32,000	32,667
BB&T Corp.	3.200%	3/15/16	24,000	24,125
BB&T Corp.	4.900%	6/30/17	8,045	8,434
BB&T Corp.	5.250%	11/1/19	8,000	8,772
Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,506
Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	18,253
BNP Paribas SA	2.400%	12/12/18	53,700	54,291
BNP Paribas SA	3.250%	3/3/23	12,270	12,322
BPCE SA	2.500%	12/10/18	18,325	18,553
BPCE SA	2.500%	7/15/19	53,100	53,648
BPCE SA	4.000%	4/15/24	30,615	31,799
5 BPCE SA	5.150%	7/21/24	43,790	45,289
Capital One Bank USA NA	2.150%	11/21/18	45,055	44,910
Capital One Financial Corp.	5.250%	2/21/17	3,580	3,730
Capital One Financial Corp.	4.750%	7/15/21	18,835	20,458
Capital One Financial Corp.	3.750%	4/24/24	55,460	56,004
Capital One Financial Corp.	3.200%	2/5/25	33,400	32,203
Capital One Financial Corp.	4.200%	10/29/25	11,740	11,680
Citigroup Inc.	6.125%	11/21/17	64,960	70,468
Citigroup Inc.	1.750%	5/1/18	25,000	24,904
Citigroup Inc.	6.125%	5/15/18	9,500	10,429
Citigroup Inc.	2.500%	9/26/18	18,000	18,258
Citigroup Inc.	2.550%	4/8/19	55,000	55,569
Citigroup Inc.	2.500%	7/29/19	37,530	37,860
Citigroup Inc.	2.400%	2/18/20	65,200	64,869
Citigroup Inc.	4.500%	1/14/22	33,920	36,598
Citigroup Inc.	6.625%	6/15/32	45,000	53,622
Citigroup Inc.	8.125%	7/15/39	8,325	12,182
Citigroup Inc.	5.875%	1/30/42	1,290	1,511
Citigroup Inc.	4.950%	11/7/43	16,000	16,985
Citigroup Inc.	5.300%	5/6/44	23,950	25,228
Compass Bank	2.750%	9/29/19	15,105	14,981
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	55,610	56,109
5 Credit Agricole SA	2.500%	4/15/19	57,830	58,293
Credit Suisse	1.750%	1/29/18	32,250	32,214
Credit Suisse	2.300%	5/28/19	109,260	109,744
Credit Suisse	3.000%	10/29/21	18,325	18,357
Credit Suisse	3.625%	9/9/24	4,885	4,915
5 Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	55,610
5 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	66,368
Deutsche Bank AG	2.500%	2/13/19	55,800	56,311
Fifth Third Bank	2.875%	10/1/21	10,345	10,267
Goldman Sachs Group Inc.	5.350%	1/15/16	30,000	30,164
Goldman Sachs Group Inc.	5.625%	1/15/17	19,820	20,694
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	47,729
Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,483
Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	34,208
Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,838
Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,663
Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	63,220
Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	46,734
Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,172
Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,459
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	57,746

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	52,711
Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	42,705
Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	30,873
Goldman Sachs Group Inc.	4.750%	10/21/45	12,715	12,779
5 HSBC Bank plc	4.750%	1/19/21	62,040	68,149
HSBC Holdings plc	4.000%	3/30/22	72,455	76,329
HSBC Holdings plc	6.500%	5/2/36	25,000	30,272
HSBC Holdings plc	6.100%	1/14/42	40,665	51,337
HSBC Holdings plc	5.250%	3/14/44	13,210	13,935
HSBC USA Inc.	1.625%	1/16/18	39,500	39,387
HSBC USA Inc.	2.625%	9/24/18	20,000	20,338
HSBC USA Inc.	2.350%	3/5/20	71,330	70,879
HSBC USA Inc.	3.500%	6/23/24	40,000	40,315
Huntington National Bank	2.200%	4/1/19	22,280	22,119
Huntington National Bank	2.400%	4/1/20	44,990	44,392
5 ING Bank NV	3.750%	3/7/17	23,000	23,650
5 ING Bank NV	1.800%	3/16/18	36,610	36,526
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	61,920
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,707
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	60,337
JPMorgan Chase & Co.	4.350%	8/15/21	41,386	44,500
JPMorgan Chase & Co.	4.500%	1/24/22	44,780	48,591
JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,834
JPMorgan Chase & Co.	3.375%	5/1/23	27,610	27,363
JPMorgan Chase & Co.	3.875%	2/1/24	39,000	40,612
JPMorgan Chase & Co.	3.900%	7/15/25	13,870	14,385
JPMorgan Chase & Co.	4.125%	12/15/26	29,835	30,183
JPMorgan Chase & Co.	4.250%	10/1/27	13,420	13,477
JPMorgan Chase & Co.	5.600%	7/15/41	96,000	112,638
JPMorgan Chase & Co.	5.400%	1/6/42	18,035	20,700
JPMorgan Chase & Co.	5.625%	8/16/43	16,100	17,758
JPMorgan Chase & Co.	4.950%	6/1/45	15,000	15,191
5 Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,526
Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,513
Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	24,036
Morgan Stanley	5.450%	1/9/17	70,000	73,105
Morgan Stanley	1.875%	1/5/18	9,470	9,507
Morgan Stanley	2.125%	4/25/18	52,125	52,467
Morgan Stanley	2.500%	1/24/19	100,000	101,614
Morgan Stanley	5.625%	9/23/19	24,355	27,122
Morgan Stanley	5.750%	1/25/21	79,825	91,001
Morgan Stanley	3.875%	4/29/24	97,010	100,044
Morgan Stanley	3.700%	10/23/24	29,050	29,505
Morgan Stanley	4.000%	7/23/25	29,455	30,496
Morgan Stanley	6.250%	8/9/26	20,000	23,835
Morgan Stanley	4.300%	1/27/45	18,360	17,918
National City Corp.	6.875%	5/15/19	13,950	15,877
5 Nationwide Building Society	2.350%	1/21/20	28,075	27,996
Northern Trust Corp.	3.450%	11/4/20	9,000	9,454
PNC Bank NA	4.875%	9/21/17	50,000	52,654
PNC Bank NA	3.300%	10/30/24	18,195	18,345
PNC Bank NA	4.200%	11/1/25	16,650	17,643
PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	42,422
Santander Bank NA	2.000%	1/12/18	25,901	25,830
Santander Holdings USA Inc.	2.650%	4/17/20	23,185	22,910
Santander Issuances SAU	5.179%	11/19/25	29,800	29,951
5 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,297
State Street Corp.	5.375%	4/30/17	76,315	80,628
Svenska Handelsbanken AB	2.875%	4/4/17	40,000	40,826
Synchrony Financial	3.000%	8/15/19	10,990	11,048
Synchrony Financial	2.700%	2/3/20	15,605	15,346
UBS AG	5.875%	12/20/17	15,945	17,231
UBS AG	1.800%	3/26/18	34,055	34,029
UBS AG	4.875%	8/4/20	8,000	8,848

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	44,606
US Bancorp	3.700%	1/30/24	52,500	55,129
Wells Fargo & Co.	2.625%	12/15/16	23,275	23,660
Wells Fargo & Co.	5.625%	12/11/17	31,150	33,634
Wells Fargo & Co.	2.150%	1/15/19	91,150	91,732
Wells Fargo & Co.	2.150%	1/30/20	58,180	57,955
Wells Fargo & Co.	3.000%	1/22/21	26,735	27,340
Wells Fargo & Co.	3.500%	3/8/22	64,245	66,649
Wells Fargo & Co.	3.450%	2/13/23	61,885	61,988
Wells Fargo & Co.	4.480%	1/16/24	46,156	48,716
Wells Fargo & Co.	3.550%	9/29/25	32,170	32,427
Wells Fargo & Co.	5.606%	1/15/44	68,281	76,289
Wells Fargo & Co.	4.650%	11/4/44	10,315	10,077
Wells Fargo & Co.	4.900%	11/17/45	19,160	19,346
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,961

Finance Companies (0.6%)
5 GE Capital International Funding Corp.	2.342%	11/15/20	89,662	89,346
5 GE Capital International Funding Corp.	3.373%	11/15/25	111,589	112,810
General Electric Capital Corp.	4.625%	1/7/21	22,598	25,021
General Electric Capital Corp.	5.300%	2/11/21	8,833	10,081
General Electric Capital Corp.	3.150%	9/7/22	34,079	35,120
General Electric Capital Corp.	3.100%	1/9/23	8,635	8,849
General Electric Capital Corp.	6.750%	3/15/32	3,986	5,216
5 General Electric Capital Corp.	4.418%	11/15/35	159,635	163,939
General Electric Capital Corp.	6.150%	8/7/37	17,093	21,668
General Electric Capital Corp.	5.875%	1/14/38	19,160	23,538
General Electric Capital Corp.	6.875%	1/10/39	7,834	10,729
Insurance (1.5%)
ACE Capital Trust II	9.700%	4/1/30	20,000	29,250
ACE INA Holdings Inc.	5.800%	3/15/18	40,360	44,037
ACE INA Holdings Inc.	2.300%	11/3/20	6,330	6,293
ACE INA Holdings Inc.	3.350%	5/15/24	22,345	22,586
ACE INA Holdings Inc.	3.350%	5/3/26	14,835	14,779
ACE INA Holdings Inc.	4.350%	11/3/45	29,835	29,893
Aetna Inc.	1.750%	5/15/17	2,636	2,643
3 Allstate Corp.	6.125%	5/15/67	30,000	30,412
3 Allstate Corp.	6.500%	5/15/67	20,000	22,200
Anthem Inc.	2.300%	7/15/18	15,110	15,139
Anthem Inc.	3.700%	8/15/21	10,000	10,218
Anthem Inc.	3.125%	5/15/22	53,740	53,064
Anthem Inc.	3.300%	1/15/23	42,468	41,928
Anthem Inc.	4.650%	8/15/44	10,695	10,288
Chubb Corp.	6.000%	5/11/37	50,000	61,202
Cigna Corp.	3.250%	4/15/25	52,030	50,498
CNA Financial Corp.	3.950%	5/15/24	5,410	5,413
5 Farmers Exchange Capital	7.050%	7/15/28	25,000	30,137
5 Five Corners Funding Trust	4.419%	11/15/23	5,935	6,242
5 Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	24,636
5 Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	14,633
5 Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	38,004
Loews Corp.	2.625%	5/15/23	7,120	6,781
5 MassMutual Global Funding II	2.100%	8/2/18	46,890	47,238
5 MassMutual Global Funding II	2.350%	4/9/19	28,000	28,218
MetLife Inc.	1.903%	12/15/17	9,010	9,064
MetLife Inc.	3.600%	4/10/24	35,035	35,839
MetLife Inc.	4.125%	8/13/42	5,565	5,302
MetLife Inc.	4.875%	11/13/43	20,820	21,924
5 Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,232
5 Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,716
5 New York Life Global Funding	1.650%	5/15/17	44,000	44,264
5 New York Life Insurance Co.	5.875%	5/15/33	55,395	65,890

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	3.000%	5/12/16	6,000	6,056
Prudential Financial Inc.	2.300%	8/15/18	24,545	24,781
Prudential Financial Inc.	4.500%	11/15/20	34,365	37,134
5 QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,159
5 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	14,830	15,347
Torchmark Corp.	7.875%	5/15/23	45,000	55,930
Travelers Cos. Inc.	5.800%	5/15/18	32,500	35,731
UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,171
UnitedHealth Group Inc.	6.000%	2/15/18	26,300	28,675
UnitedHealth Group Inc.	3.875%	10/15/20	27,960	29,793
UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,740
UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,877
UnitedHealth Group Inc.	4.625%	7/15/35	32,330	34,073
UnitedHealth Group Inc.	4.250%	3/15/43	67,400	66,665
UnitedHealth Group Inc.	4.750%	7/15/45	30,995	32,579
Other Finance (0.0%)
5 LeasePlan Corp. NV	2.875%	1/22/19	24,670	24,416

Real Estate Investment Trusts (0.1%)
AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,681
Duke Realty LP	6.500%	1/15/18	8,160	8,876
HCP Inc.	3.750%	2/1/16	7,950	7,988
Realty Income Corp.	6.750%	8/15/19	21,075	24,043
Realty Income Corp.	4.650%	8/1/23	25,010	26,269
5 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	14,730	14,635
5 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,250
				8,012,174
Industrial (11.6%)
Basic Industry (0.3%)
BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	15,222
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	39,680	39,247
CF Industries Inc.	5.375%	3/15/44	36,165	33,809
LyondellBasell Industries NV	4.625%	2/26/55	34,730	29,609
Monsanto Co.	4.700%	7/15/64	8,775	7,350
Rio Tinto Alcan Inc.	7.250%	3/15/31	3,493	4,258
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	40,712
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	11,700	11,913
Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,099
Rio Tinto Finance USA plc	2.250%	12/14/18	38,500	38,206
Rio Tinto Finance USA plc	3.500%	3/22/22	12,385	12,210
3 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	3,375	3,835
Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	24,990	32,470
Boeing Co.	8.625%	11/15/31	9,460	13,953
Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,370
Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	50,932
Caterpillar Inc.	3.900%	5/27/21	51,914	55,093
Caterpillar Inc.	2.600%	6/26/22	11,345	11,201
Caterpillar Inc.	3.400%	5/15/24	24,200	24,586
Caterpillar Inc.	3.803%	8/15/42	13,960	12,500
Caterpillar Inc.	4.300%	5/15/44	26,035	25,252
Deere & Co.	7.125%	3/3/31	17,500	22,921
General Dynamics Corp.	3.875%	7/15/21	14,925	15,824
General Electric Co.	5.250%	12/6/17	11,685	12,597
General Electric Co.	2.700%	10/9/22	29,000	29,139
General Electric Co.	4.125%	10/9/42	8,735	8,522
General Electric Co.	4.500%	3/11/44	43,750	45,185
Honeywell International Inc.	4.250%	3/1/21	40,681	44,702
Illinois Tool Works Inc.	3.500%	3/1/24	52,955	54,511
John Deere Capital Corp.	2.250%	4/17/19	28,125	28,438
John Deere Capital Corp.	1.700%	1/15/20	21,935	21,448
Lockheed Martin Corp.	2.500%	11/23/20	14,725	14,758

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,052
Lockheed Martin Corp.	4.500%	5/15/36	8,015	8,146
Lockheed Martin Corp.	4.700%	5/15/46	19,870	20,365
Parker-Hannifin Corp.	4.450%	11/21/44	17,735	18,633
5 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	93,339
5 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	30,800	30,995
5 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	35,230
United Technologies Corp.	3.100%	6/1/22	7,010	7,150
United Technologies Corp.	7.500%	9/15/29	19,230	26,623
United Technologies Corp.	6.050%	6/1/36	20,325	24,736
United Technologies Corp.	6.125%	7/15/38	45,000	55,690
Communication (2.1%)
21st Century Fox America Inc.	4.500%	2/15/21	14,500	15,669
21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,809
America Movil SAB de CV	3.125%	7/16/22	84,600	83,659
America Movil SAB de CV	4.375%	7/16/42	20,430	18,732
American Tower Corp.	3.450%	9/15/21	30,665	30,820
AT&T Inc.	1.600%	2/15/17	38,000	38,153
AT&T Inc.	1.400%	12/1/17	18,715	18,693
AT&T Inc.	5.600%	5/15/18	44,000	48,030
AT&T Inc.	2.300%	3/11/19	25,775	26,132
AT&T Inc.	4.450%	5/15/21	10,000	10,734
AT&T Inc.	6.450%	6/15/34	33,115	37,837
AT&T Inc.	4.500%	5/15/35	6,110	5,763
CBS Corp.	4.300%	2/15/21	27,830	28,998
Comcast Corp.	2.850%	1/15/23	9,760	9,802
Comcast Corp.	3.600%	3/1/24	22,230	23,143
Comcast Corp.	4.250%	1/15/33	42,890	42,950
Comcast Corp.	4.200%	8/15/34	23,435	23,230
Comcast Corp.	5.650%	6/15/35	4,725	5,515
Comcast Corp.	4.400%	8/15/35	26,835	27,195
Comcast Corp.	6.500%	11/15/35	4,720	5,992
Comcast Corp.	6.400%	5/15/38	4,320	5,502
Comcast Corp.	4.650%	7/15/42	47,970	49,699
Comcast Corp.	4.500%	1/15/43	22,000	22,352
Comcast Corp.	4.750%	3/1/44	22,875	24,130
Comcast Corp.	4.600%	8/15/45	32,640	33,780
5 Cox Communications Inc.	4.800%	2/1/35	30,000	25,451
5 Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	15,924
5 Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	28,958
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	23,605	23,564
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,120	11,080
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,000	5,360
Discovery Communications LLC	5.625%	8/15/19	10,635	11,628
Discovery Communications LLC	5.050%	6/1/20	8,365	8,971
Grupo Televisa SAB	6.625%	1/15/40	25,090	27,143
Grupo Televisa SAB	5.000%	5/13/45	6,100	5,338
Grupo Televisa SAB	6.125%	1/31/46	12,550	12,854
5 GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,120
5 NBCUniversal Enterprise Inc.	1.662%	4/15/18	76,135	76,344
5 NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	100,416
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,145
Orange SA	4.125%	9/14/21	60,990	65,101
Orange SA	9.000%	3/1/31	13,360	19,248
5 SBA Tower Trust	2.933%	12/15/17	33,310	33,512
5 Sky plc	2.625%	9/16/19	38,021	38,016
5 Sky plc	3.750%	9/16/24	45,046	44,791
Time Warner Cable Inc.	5.850%	5/1/17	34,980	36,679
Time Warner Cable Inc.	8.750%	2/14/19	1,120	1,308
Time Warner Cable Inc.	8.250%	4/1/19	14,433	16,705
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,688
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	24,446
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,859

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	4.875%	3/15/20	14,000	15,300
Time Warner Inc.	4.750%	3/29/21	8,000	8,679
Verizon Communications Inc.	4.500%	9/15/20	95,525	103,541
Verizon Communications Inc.	3.450%	3/15/21	19,600	20,181
Verizon Communications Inc.	3.500%	11/1/21	5,495	5,645
Verizon Communications Inc.	6.400%	9/15/33	79,665	93,128
Verizon Communications Inc.	5.850%	9/15/35	49,525	54,520
Verizon Communications Inc.	6.900%	4/15/38	9,710	11,865
Verizon Communications Inc.	4.750%	11/1/41	11,880	11,305
Verizon Communications Inc.	6.550%	9/15/43	53,045	63,787
Verizon Communications Inc.	4.862%	8/21/46	78,107	76,083
Viacom Inc.	6.125%	10/5/17	7,500	8,026
Walt Disney Co.	4.125%	6/1/44	23,115	23,611
Consumer Cyclical (1.7%)
5 Alibaba Group Holding Ltd.	2.500%	11/28/19	12,965	12,732
5 Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,463
Amazon.com Inc.	2.500%	11/29/22	34,760	33,987
Amazon.com Inc.	4.800%	12/5/34	19,395	20,418
Amazon.com Inc.	4.950%	12/5/44	25,020	26,216
5 American Honda Finance Corp.	1.500%	9/11/17	18,760	18,756
5 American Honda Finance Corp.	1.600%	2/16/18	30,845	30,770
American Honda Finance Corp.	2.125%	10/10/18	45,655	46,189
AutoZone Inc.	3.700%	4/15/22	46,136	47,419
AutoZone Inc.	3.125%	7/15/23	33,000	32,432
CVS Health Corp.	5.750%	6/1/17	7,891	8,403
CVS Health Corp.	2.750%	12/1/22	50,000	48,713
CVS Health Corp.	4.875%	7/20/35	43,800	45,818
CVS Health Corp.	5.125%	7/20/45	51,085	54,723
5 Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,136
5 Daimler Finance North America LLC	2.250%	7/31/19	73,100	72,618
5 Daimler Finance North America LLC	2.450%	5/18/20	2,740	2,704
5 Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,123
Daimler Finance North America LLC	8.500%	1/18/31	33,000	47,882
eBay Inc.	1.350%	7/15/17	12,580	12,494
Ford Motor Credit Co. LLC	2.375%	3/12/19	70,000	69,014
Ford Motor Credit Co. LLC	3.157%	8/4/20	37,845	37,860
Home Depot Inc.	2.250%	9/10/18	39,555	40,625
Home Depot Inc.	2.700%	4/1/23	31,170	31,060
Home Depot Inc.	4.400%	3/15/45	28,655	29,771
Johnson Controls Inc.	7.125%	7/15/17	36,300	39,189
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,389
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	49,756
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	23,306
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	33,679
McDonald's Corp.	2.625%	1/15/22	7,805	7,663
McDonald's Corp.	3.250%	6/10/24	5,460	5,403
5 Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,042
5 Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,314
5 Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,402
PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,535
Target Corp.	2.900%	1/15/22	12,300	12,596
Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,436
Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	35,924
5 Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	15,800
Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,357
Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,100
Wal-Mart Stores Inc.	2.550%	4/11/23	38,325	37,734
Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	135,529
Wal-Mart Stores Inc.	4.300%	4/22/44	20,480	20,892
Consumer Noncyclical (3.7%)
AbbVie Inc.	1.750%	11/6/17	31,160	31,272
AbbVie Inc.	2.000%	11/6/18	37,390	37,503
Actavis Funding SCS	3.000%	3/12/20	18,480	18,739

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Actavis Funding SCS	3.450%	3/15/22	33,005	33,446
	Actavis Funding SCS	4.850%	6/15/44	18,000	18,113
	Altria Group Inc.	4.750%	5/5/21	23,376	25,566
	Altria Group Inc.	2.850%	8/9/22	18,810	18,479
	Altria Group Inc.	4.500%	5/2/43	16,890	15,954
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,612
	Amgen Inc.	3.875%	11/15/21	33,315	35,039
	Amgen Inc.	5.150%	11/15/41	36,380	36,912
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	13,000	14,039
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,317
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	37,010	41,191
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	3,120	3,399
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	141,996	137,073
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	17,318
3	Ascension Health	4.847%	11/15/53	44,750	48,781
	AstraZeneca plc	1.950%	9/18/19	12,065	12,078
	AstraZeneca plc	2.375%	11/16/20	44,480	44,384
	AstraZeneca plc	6.450%	9/15/37	23,385	30,214
	AstraZeneca plc	4.375%	11/16/45	30,240	30,018
3,5,6	Avery 2014 A 144A	1.840%	4/25/26	46,220	46,031
5	BAT International Finance plc	2.750%	6/15/20	21,250	21,594
5	BAT International Finance plc	3.250%	6/7/22	58,280	59,126
5	BAT International Finance plc	3.500%	6/15/22	8,980	9,238
5	Baxalta Inc.	5.250%	6/23/45	15,200	15,227
5	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,562
5	Bayer US Finance LLC	3.000%	10/8/21	46,850	47,322
5	Bayer US Finance LLC	3.375%	10/8/24	11,700	11,764
	Biogen Inc.	2.900%	9/15/20	21,115	21,160
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	42,369
	Cardinal Health Inc.	1.700%	3/15/18	2,585	2,576
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,441
	Cardinal Health Inc.	3.200%	3/15/23	13,035	12,873
	Cardinal Health Inc.	3.500%	11/15/24	24,705	24,642
	Cardinal Health Inc.	4.500%	11/15/44	28,805	27,642
5	Cargill Inc.	6.000%	11/27/17	25,000	27,026
5	Cargill Inc.	4.307%	5/14/21	60,532	65,233
5	Cargill Inc.	6.875%	5/1/28	19,355	23,829
5	Cargill Inc.	4.760%	11/23/45	35,615	35,739
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,132
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,872
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	17,905	16,747
	Celgene Corp.	2.250%	5/15/19	6,565	6,565
	Celgene Corp.	3.550%	8/15/22	18,400	18,638
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,586
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,288
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,023
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	30,860
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	34,816
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,334
	ConAgra Foods Inc.	1.900%	1/25/18	7,205	7,174
	Diageo Capital plc	2.625%	4/29/23	48,310	47,042
	Diageo Investment Corp.	2.875%	5/11/22	26,991	26,899
	Dignity Health California GO	2.637%	11/1/19	5,595	5,638
	Dignity Health California GO	3.812%	11/1/24	11,415	11,691
	Eli Lilly & Co.	3.700%	3/1/45	24,450	22,799
5	EMD Finance LLC	2.950%	3/19/22	23,660	23,006
5	EMD Finance LLC	3.250%	3/19/25	47,000	45,050
	Express Scripts Holding Co.	2.650%	2/15/17	43,711	44,248
	Express Scripts Holding Co.	2.250%	6/15/19	23,100	22,990
	Express Scripts Holding Co.	4.750%	11/15/21	23,400	25,283
5	Forest Laboratories Inc.	4.875%	2/15/21	9,000	9,810
6	General Mills Inc.	6.390%	2/5/23	50,000	57,753
	Gilead Sciences Inc.	2.550%	9/1/20	26,330	26,563
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	27,567

11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	3.500%	2/1/25	22,335	22,451
Gilead Sciences Inc.	4.500%	2/1/45	27,480	26,875
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	31,733
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	51,110
GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,196
5 Grupo Bimbo SAB de CV	3.875%	6/27/24	19,505	19,117
5 Heineken NV	1.400%	10/1/17	8,150	8,138
5 Heineken NV	2.750%	4/1/23	15,175	14,758
5 Heineken NV	4.000%	10/1/42	1,390	1,239
5 Imperial Tobacco Finance plc	3.750%	7/21/22	20,495	20,779
5 Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,261
Johnson & Johnson	5.150%	7/15/18	14,800	16,268
Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	21,340
Kaiser Foundation Hospitals	4.875%	4/1/42	13,940	14,331
Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,527
5 Kraft Heinz Foods Co.	5.000%	7/15/35	8,940	9,225
5 Kraft Heinz Foods Co.	5.200%	7/15/45	9,955	10,438
Kroger Co.	3.300%	1/15/21	16,485	16,764
Kroger Co.	3.850%	8/1/23	10,770	11,151
Kroger Co.	4.000%	2/1/24	22,290	23,134
McKesson Corp.	3.250%	3/1/16	6,650	6,691
McKesson Corp.	2.700%	12/15/22	7,710	7,406
McKesson Corp.	2.850%	3/15/23	7,620	7,340
Medtronic Inc.	1.375%	4/1/18	13,520	13,502
Medtronic Inc.	2.500%	3/15/20	34,350	34,798
Medtronic Inc.	3.150%	3/15/22	57,630	58,566
Medtronic Inc.	3.625%	3/15/24	10,350	10,703
Medtronic Inc.	3.500%	3/15/25	76,150	77,155
Medtronic Inc.	4.375%	3/15/35	10,565	10,824
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	15,150	14,292
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	10,097
Merck & Co. Inc.	2.350%	2/10/22	30,760	30,317
Merck & Co. Inc.	2.800%	5/18/23	54,775	54,800
Merck & Co. Inc.	2.750%	2/10/25	47,090	45,916
Merck & Co. Inc.	6.550%	9/15/37	10,000	13,130
Merck & Co. Inc.	4.150%	5/18/43	22,090	22,061
Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,759
Molson Coors Brewing Co.	5.000%	5/1/42	14,965	14,625
New York & Presbyterian Hospital	4.024%	8/1/45	28,410	26,792
Novartis Capital Corp.	3.400%	5/6/24	16,695	17,362
Novartis Capital Corp.	4.400%	5/6/44	25,896	27,156
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,013
PepsiCo Inc.	2.750%	3/1/23	29,800	29,793
PepsiCo Inc.	4.000%	3/5/42	51,391	49,858
Pfizer Inc.	3.000%	6/15/23	47,025	47,236
Philip Morris International Inc.	4.500%	3/26/20	8,250	9,015
Philip Morris International Inc.	4.125%	5/17/21	43,025	45,798
Philip Morris International Inc.	2.500%	8/22/22	21,645	21,324
Philip Morris International Inc.	2.625%	3/6/23	46,850	45,851
3 Procter & Gamble - Esop	9.360%	1/1/21	32,679	38,859
5 Roche Holdings Inc.	6.000%	3/1/19	6,326	7,121
5 Roche Holdings Inc.	2.875%	9/29/21	33,000	33,574
5 SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,514
5 SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,463
5 SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,204
Sanofi	4.000%	3/29/21	44,090	47,272
The Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,439
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,468
Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,455
Unilever Capital Corp.	4.250%	2/10/21	95,235	104,199
Wyeth LLC	5.950%	4/1/37	25,000	29,828
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,396

12

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (1.5%)
5 BG Energy Capital plc	4.000%	10/15/21	5,000	5,236
BP Capital Markets plc	1.846%	5/5/17	25,000	25,251
BP Capital Markets plc	4.750%	3/10/19	27,215	29,502
BP Capital Markets plc	2.315%	2/13/20	5,855	5,861
BP Capital Markets plc	4.500%	10/1/20	16,000	17,502
BP Capital Markets plc	3.062%	3/17/22	43,130	43,277
BP Capital Markets plc	3.245%	5/6/22	35,000	35,450
BP Capital Markets plc	2.500%	11/6/22	22,000	21,126
BP Capital Markets plc	3.994%	9/26/23	16,185	16,881
BP Capital Markets plc	3.814%	2/10/24	24,500	25,266
BP Capital Markets plc	3.506%	3/17/25	50,285	50,453
Chevron Corp.	3.191%	6/24/23	49,470	50,396
ConocoPhillips	5.200%	5/15/18	80,000	86,584
ConocoPhillips Co.	2.875%	11/15/21	14,665	14,603
ConocoPhillips Co.	3.350%	11/15/24	10,520	10,373
ConocoPhillips Co.	4.300%	11/15/44	60,450	56,572
Devon Energy Corp.	5.000%	6/15/45	21,975	19,566
Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	21,265
Encana Corp.	6.500%	5/15/19	29,970	32,109
EOG Resources Inc.	5.625%	6/1/19	23,100	25,615
EOG Resources Inc.	2.625%	3/15/23	14,438	14,037
Halliburton Co.	3.375%	11/15/22	23,825	23,945
Halliburton Co.	3.500%	8/1/23	78,795	78,619
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	41,945
Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,465
Phillips 66	4.875%	11/15/44	10,800	10,679
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	60,000	54,233
5 Schlumberger Investment SA	2.400%	8/1/22	23,925	22,873
Schlumberger Investment SA	3.650%	12/1/23	44,520	45,503
Shell International Finance BV	4.375%	3/25/20	28,875	31,269
Shell International Finance BV	4.125%	5/11/35	46,100	45,707
Shell International Finance BV	5.500%	3/25/40	12,990	14,753
Shell International Finance BV	4.375%	5/11/45	83,025	82,284
Suncor Energy Inc.	3.600%	12/1/24	24,135	24,111
Suncor Energy Inc.	5.950%	12/1/34	20,700	23,095
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	30,000	29,985
Total Capital International SA	1.550%	6/28/17	44,415	44,594
Total Capital International SA	2.700%	1/25/23	36,510	35,664
Total Capital International SA	3.750%	4/10/24	41,500	42,966
Total Capital SA	2.125%	8/10/18	42,000	42,577
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	49,671
Other Industrial (0.1%)
5 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,272
5 Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	29,800	29,803
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	26,794
Technology (0.7%)
Apple Inc.	2.850%	5/6/21	44,000	45,157
Apple Inc.	3.450%	5/6/24	39,950	41,330
Apple Inc.	3.850%	5/4/43	17,000	15,702
Apple Inc.	4.450%	5/6/44	5,075	5,150
Cisco Systems Inc.	4.450%	1/15/20	24,095	26,375
Cisco Systems Inc.	2.900%	3/4/21	13,350	13,790
EMC Corp.	1.875%	6/1/18	49,375	47,757
EMC Corp.	3.375%	6/1/23	18,110	15,508
International Business Machines Corp.	8.375%	11/1/19	25,000	30,944
International Business Machines Corp.	3.375%	8/1/23	70,925	72,473
International Business Machines Corp.	3.625%	2/12/24	35,000	36,081
International Business Machines Corp.	5.875%	11/29/32	25,000	29,853
Microsoft Corp.	2.375%	2/12/22	24,670	24,518
Microsoft Corp.	3.625%	12/15/23	16,000	16,976
Microsoft Corp.	2.700%	2/12/25	29,470	28,826
Microsoft Corp.	3.125%	11/3/25	31,615	31,808

13

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	3.500%	2/12/35	23,520	21,662
Microsoft Corp.	4.450%	11/3/45	14,250	14,685
Oracle Corp.	2.500%	5/15/22	46,930	46,287
Oracle Corp.	2.950%	5/15/25	32,360	31,542
Oracle Corp.	6.125%	7/8/39	18,000	21,902
Transportation (0.5%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,698
Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	21,198
Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	21,665
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	24,869	27,481
5 ERAC USA Finance LLC	2.750%	3/15/17	6,795	6,897
5 ERAC USA Finance LLC	2.350%	10/15/19	27,135	26,840
5 ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,876
5 ERAC USA Finance LLC	3.300%	10/15/22	2,115	2,092
5 ERAC USA Finance LLC	7.000%	10/15/37	32,995	40,557
5 ERAC USA Finance LLC	5.625%	3/15/42	10,000	10,712
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	24,481	27,627
FedEx Corp.	2.625%	8/1/22	5,385	5,266
FedEx Corp.	2.700%	4/15/23	23,430	22,527
FedEx Corp.	3.200%	2/1/25	15,390	14,839
FedEx Corp.	4.900%	1/15/34	10,610	10,974
FedEx Corp.	3.875%	8/1/42	5,095	4,405
FedEx Corp.	4.100%	4/15/43	20,500	18,622
FedEx Corp.	5.100%	1/15/44	18,015	18,792
Kansas City Southern Railway Co.	4.950%	8/15/45	39,060	38,767
Southwest Airlines Co.	5.750%	12/15/16	32,500	33,997
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	16,872	18,876
United Parcel Service Inc.	2.450%	10/1/22	17,950	17,823
United Parcel Service Inc.	4.875%	11/15/40	14,815	16,628
				10,246,081
Utilities (1.9%)
Electric (1.8%)
Alabama Power Co.	5.550%	2/1/17	17,650	18,459
Alabama Power Co.	5.700%	2/15/33	15,000	17,398
Alabama Power Co.	3.750%	3/1/45	24,430	22,250
Ameren Illinois Co.	6.125%	12/15/28	54,000	65,119
Berkshire Hathaway Energy Co.	6.125%	4/1/36	25,000	29,528
Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,926
Commonwealth Edison Co.	4.350%	11/15/45	8,130	8,256
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	14,963
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	21,681
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	26,624
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	12,945
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	37,223
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	51,411
Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,186
Dominion Resources Inc.	5.200%	8/15/19	19,250	21,060
Dominion Resources Inc.	3.625%	12/1/24	29,400	29,315
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,710
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	19,639
Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	53,363
Duke Energy Corp.	4.800%	12/15/45	44,700	45,499
Duke Energy Florida LLC	6.350%	9/15/37	8,000	10,345
Duke Energy Florida LLC	6.400%	6/15/38	27,055	35,025
Duke Energy Progress LLC	6.300%	4/1/38	14,705	18,853
Duke Energy Progress LLC	4.200%	8/15/45	32,825	32,683
Eversource Energy	4.500%	11/15/19	3,535	3,786
Eversource Energy	3.150%	1/15/25	5,025	4,930
Florida Power & Light Co.	5.650%	2/1/35	50,000	59,114
Florida Power & Light Co.	4.950%	6/1/35	10,000	11,065
Florida Power & Light Co.	5.650%	2/1/37	5,000	6,019
Florida Power & Light Co.	5.950%	2/1/38	39,215	49,323
Georgia Power Co.	5.400%	6/1/18	38,660	42,206

14

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Georgia Power Co.	4.300%	3/15/42	23,145	21,399
	MidAmerican Energy Co.	4.250%	5/1/46	3,925	3,939
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	64,775
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	39,066
	Northern States Power Co.	6.250%	6/1/36	50,000	63,847
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,176
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	18,785
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,747
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	12,505
	PacifiCorp	2.950%	6/1/23	29,675	29,452
	PacifiCorp	5.900%	8/15/34	12,500	14,370
	PacifiCorp	6.250%	10/15/37	36,635	46,160
	Peco Energy Co.	5.350%	3/1/18	20,545	22,202
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	32,344
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	27,242
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,462
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	34,552
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,226
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	40,226
	South Carolina Electric & Gas Co.	5.100%	6/1/65	23,540	24,926
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,231
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,464
	Southern California Edison Co.	5.550%	1/15/37	50,475	59,263
	Southern California Edison Co.	5.950%	2/1/38	40,000	49,446
	Southern California Edison Co.	3.600%	2/1/45	3,560	3,243
	Southern Co.	2.450%	9/1/18	9,395	9,471
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,194
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	20,770
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	55,638
	Natural Gas (0.0%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	26,636
	NiSource Finance Corp.	4.800%	2/15/44	10,370	10,682
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	38,812
					1,671,155
Total Corporate Bonds (Cost $19,108,553)					19,929,410
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
5	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	41,140	42,326
5	CDP Financial Inc.	4.400%	11/25/19	40,000	43,441
5	Electricite de France SA	4.600%	1/27/20	50,000	54,070
5	Electricite de France SA	4.875%	1/22/44	1,775	1,771
5	Electricite de France SA	4.950%	10/13/45	15,100	14,841
3,5	Electricite de France SA	5.250%	1/29/49	22,485	21,810
3,5	Electricite de France SA	5.625%	12/29/49	45,000	43,772
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	49,301
	Korea Development Bank	2.875%	8/22/18	37,605	38,408
	Korea Development Bank	2.500%	3/11/20	78,800	78,954
	Province of Ontario	4.000%	10/7/19	56,415	60,584
	Province of Ontario	4.400%	4/14/20	50,000	54,900
	Quebec	5.125%	11/14/16	35,000	36,359
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	61,801
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	60,027
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	52,126
	Statoil ASA	2.250%	11/8/19	22,515	22,598
	Statoil ASA	2.900%	11/8/20	57,210	58,824
	Statoil ASA	2.750%	11/10/21	32,860	32,484
	Statoil ASA	2.450%	1/17/23	15,017	14,376
	Statoil ASA	2.650%	1/15/24	14,000	13,363
	Statoil ASA	3.700%	3/1/24	25,320	25,819
	Statoil ASA	3.250%	11/10/24	29,975	29,442
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	44,309

15

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	3.500%	1/21/21	13,956	14,197
United Mexican States	3.600%	1/30/25	24,005	23,703
Total Sovereign Bonds (Cost $965,751)				993,606
Taxable Municipal Bonds (1.8%)
Atlanta GA Downtown Development Authority
Revenue	6.875%	2/1/21	7,790	8,727
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	40,000	53,489
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	27,735	38,182
California GO	5.700%	11/1/21	16,840	19,600
California GO	7.550%	4/1/39	43,215	64,022
California GO	7.300%	10/1/39	11,800	16,725
California GO	7.625%	3/1/40	3,510	5,167
California GO	7.600%	11/1/40	34,800	52,325
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	9,770
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	28,414
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,384
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	15,230	17,736
Chicago Transit Authority	6.899%	12/1/40	27,070	31,525
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	39,397
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	42,555	51,406
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	40,435	47,808
Houston TX GO	6.290%	3/1/32	24,190	29,819
Illinois GO	5.100%	6/1/33	61,950	58,765
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	36,348
Kansas Development Finance Authority Revenue	4.927%	4/15/45	18,925	18,669
7 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	55,991
Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	19,411
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	66,659
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	24,283
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	26,578
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	22,105	27,144
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	50,249
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,520
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,244
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	16,995	21,857
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	4,000	5,334
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	15,846
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	20,421
North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	84,024
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	25,930	32,718
Oregon GO	5.902%	8/1/38	19,510	23,828
7 Oregon School Boards Association GO	5.528%	6/30/28	50,000	57,959
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,454
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	12,637
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	51,407
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	22,774
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	50,675	51,688

16

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,161
	Stanford University	6.875%	2/1/24	34,745	43,813
	Stanford University	7.650%	6/15/26	29,000	40,106
	University of California	3.931%	5/15/45	22,370	21,900
	University of California Regents General Revenue	4.601%	5/15/31	21,975	23,449
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	18,650	24,240
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	31,110	40,455
	University of California Revenue	5.770%	5/15/43	24,325	29,844
	University of California Revenue	4.765%	5/15/44	5,980	6,095
Total Taxable Municipal Bonds (Cost $1,384,089)					1,578,367
Temporary Cash Investments (0.7%)
Repurchase Agreements (0.2%)
	Bank of America Securities, LLC (Dated 11/30/15,
	Repurchase Value $18,200,000 collateralized by U.S.
	Treasury Note 2.750%, 2/15/24, with a value of
	$18,564,000)	0.110%	12/1/15	18,200	18,200
	Citigroup Global Markets Inc. (Dated 11/30/15,
	Repurchase Value $100,000 collateralized by U.S.
	Treasury Note 1.000%,12/15/17, with a value of
	$102,000)	0.110%	12/1/15	100	100
	HSBC Bank USA (Dated 11/30/15, Repurchase Value
	$38,400,000 collateralized by Federal National
	Mortgage Assn. 2.500%, 1/1/28, with a value of
	$39,170,000)	0.090%	12/1/15	38,400	38,400
	RBC Capital Markets LLC (Dated 11/30/15, Repurchase
	Value $27,300,000 collateralized by Federal Home
	Loan Mortgage Corp. 2.388%-2.488%,3/1/40-6/1/42,
	Federal National Mortgage Assn. 2.213%-4.500%,
	5/1/26-11/1/45, Government National Mortgage Assn.
	3.500%-4.000%, 10/15/40-9/20/45, with a value of
	$27,846,000)	0.090%	12/1/15	27,300	27,300
	TD Securities (USA) LLC (Dated 11/30/15, Repurchase
	Value $52,000,000 collateralized by Federal Home
	Loan Bank, 0.000%, 1/22/16, U.S. Treasury Bill
	0.000%, 3/31/16, with a value of $53,040,000)	0.100%	12/1/15	52,000	52,000
					136,000
U.S. Government and Agency Obligations (0.5%)
8	Federal Home Loan Bank Discount Notes	0.070%	12/18/15	50,000	49,998
8	Federal Home Loan Bank Discount Notes	0.173%	1/29/16	62,287	62,271
8	Federal Home Loan Bank Discount Notes	0.180%	2/2/16	81,422	81,392
8	Federal Home Loan Bank Discount Notes	0.145%-0.175%	2/3/16	65,000	64,975
8	Federal Home Loan Bank Discount Notes	0.180%	2/4/16	40,710	40,695
8	Federal Home Loan Bank Discount Notes	0.190%	2/12/16	145,581	145,515
					444,846
Total Temporary Cash Investments (Cost $580,867)					580,846
Total Investments (99.2%) (Cost $69,918,349)					88,023,030
Other Assets and Liabilities—Net (0.8%)					721,365
Net Assets (100%)					88,744,395

* Non-income-producing security.
1 Securities with a value of $715,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.

17

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2015

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $4,499,078,000, representing 5.1% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
Cash of $16,076,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

18

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210 012016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 19, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.